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                                                                    EXHIBIT 10.1


                              AMENDMENT NO. 2 TO
                 GENERAL AND ADMINISTRATIVE SERVICES AGREEMENT

          AMENDMENT, dated as of June 29, 2000 to General and Administrative Services Agreement dated as of April 30, 1999 (as heretofore amended, the "Agreement"), between Digex Incorporated, a Delaware corporation ("Digex") and Intermedia Communications Inc., a Delaware corporation ("Intermedia").

          WHEREAS, pursuant to a resolution of the Board of Directors of Digex adopted on January 17, 2000, representatives of Digex and Intermedia were instructed to develop a transition plan (the "Plan") for services to be provided by Intermedia pursuant to the Agreement, and the compensation to be paid to Intermedia for such services, during the second, third and fourth quarters of fiscal 2000; and

          WHEREAS, representatives of Digex and Intermedia have agreed upon the Plan and the compensation to be paid to Intermedia during such period.

          NOW, THEREFORE, the parties hereto agree as follows:

          1.   Section 1 of the Agreement is hereby amended to read as follows:
               "Section 1. Services by Intermedia. Services to be rendered by Intermedia from March 31, 2000 through December 31, 2000 shall be rendered in accordance with the Transition Plan developed between Digex and Intermedia ."

          2. Section 5.1(b) of the Agreement is hereby amended to read as follows:
               "(b) With respect to each calendar month during the period commencing on April 1, 2000 and ending on March 31, 2001, the monthly Service Fee shall be as set forth on the schedule to the amendment dated June 29, 2000 to the Agreement."

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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the 29th day of June, 2000 by their duly authorized representatives.

                                                  DIGEX, INCORPORATED

                                                  By:  /s/  TIMOTHY M. ADAMS
                                                     -----------------------

                                                  INTERMEDIA COMMUNICATIONS INC.

                                                  By:   /s/  ROBERT M. MANNING
                                                     -------------------------

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                                   Schedule
                                   --------

                            Monthly Management Fee


                  April 2000                         $1,333,333

                  May 2000                           $1,333,333

                  June 2000                          $1,333,334

                  July 2000                          $1,000,000

                  August 2000                        $1,000,000

                  September 2000                     $1,000,000

                  October 2000                       $666,666

                  November 2000                      $666,667

                  December 2000                      $666,667

                  January 2001                       To be negotiated

                  February 2001                      To be negotiated

                  March 2001                         To be negotiated

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